Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,738,077)
Unrealized Gain (Loss) on Market Value of Futures	4,830,160
Interest Income	306,426
ETF Transaction Fees	2,100
Total Income (Loss)	$400,609

Expenses
Management Fees	$317,032
Professional Fees	96,982
Brokerage Commissions	41,362
Non-interested Directors' Fees and Expenses	3,105
Prepaid Insurance Expense	2,348
Total Expenses	$460,829
Net Income (Loss)	$(60,220)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/17	$508,813,759
Withdrawals (800,000 Shares)	(29,966,158)
Net Income (Loss)	(60,220)

Net Asset Value End of Month	$478,787,381
Net Asset Value Per Share (12,450,000 Shares)	$38.46

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2017

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$570,550
Interest Income	7,846
Total Income (Loss)	$578,396

Expenses
Management Fees	$6,789
Professional Fees	4,993
Non-interested Directors' Fees and Expenses	82
Prepaid Insurance Expense	99
Total Expenses	11,963
Expense Waiver	(3,749)
Net Expenses	$8,214
Net Income (Loss)	$570,182

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/17	$12,558,502
Net Income (Loss)	570,182

Net Asset Value End of Month	$13,128,684
Net Asset Value Per Share (750,000 Shares)	$17.50

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended June 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(547)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(15)
Unrealized Gain (Loss) on Market Value of Futures	9,726
Unrealized Gain (Loss) on Foreign Currency Translations	526
Interest Income	1,028
Total Income (Loss)	$10,718

Expenses
Management Fees	$982
Professional Fees	1,514
Brokerage Commissions	34
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	99
Total Expenses	2,641
Expense Waiver	(1,507)
Net Expenses	$1,134
Net Income (Loss)	$9,584

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/17	$1,859,451
Net Income (Loss)	9,584

Net Asset Value End of Month	$1,869,035
Net Asset Value Per Share (100,000 Shares)	$18.69

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,738,624)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(15)
Unrealized Gain (Loss) on Market Value of Futures	5,410,436
Unrealized Gain (Loss) on Foreign Currency Translations	526
Interest Income	315,300
ETF Transaction Fees	2,100
Total Income (Loss)	$989,723

Expenses
Management Fees	$324,803
Professional Fees	103,489
Brokerage Commissions	41,396
Non-interested Directors' Fees and Expenses	3,199
Prepaid Insurance Expense	2,546
Total Expenses	475,433
Expense Waiver	(5,256)
Net Expenses	$470,177
Net Income (Loss)	$519,546

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/17	$523,231,712
Withdrawals (800,000 Shares)	(29,966,158)
Net Income (Loss)	519,546

Net Asset Value End of Month	$493,785,100

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612